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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 2, 2005
                                                        -----------------


                             R. G. BARRY CORPORATION
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             (Exact name of registrant as specified in its charter)

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

        Ohio                                 1-8769                           31-4362899
 ------------------                 -----------------------               ------------------
  (State or other                      (Commission File                      (IRS Employer
  jurisdiction of                           Number)                       Identification No.)
  incorporation)
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               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
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               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
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              (Registrant's telephone number, including area code)

                                 Not Applicable
            --------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT.

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Item 5.05         Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.
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      (a)         Effective December 2, 2005, the Company's Board of Directors
                  adopted a Code of Business Conduct and Ethics (the "New
                  Code"), which replaced in its entirety the Company's existing
                  Code of Ethics for Senior Financial Officers and Directors.
                  The New Code was adopted in connection with the Company's
                  listing on the American Stock Exchange ("AMEX") to comply with
                  AMEX listing requirements. A copy of the New Code is attached as Exhibit 14 and is available on the Company's website at
                  www.rgbarry.com.

      (b)         Not applicable.
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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

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Item 9.01         Financial Statements and Exhibits.
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         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit No.                Description
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                       14                    R. G. Barry Corporation Code of Business Conduct and
                                             Ethics
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 R. G. BARRY CORPORATION


December 2, 2005                 By:      /s/ Daniel D. Viren
                                     ------------------------
                                     Daniel D. Viren
                                     Senior Vice President - Finance, Chief
                                     Financial Officer, Secretary and Treasurer


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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                             Dated December 2, 2005

                             R. G. Barry Corporation

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         Exhibit No.                        Description
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             14                             R. G. Barry Corporation Code of Business Conduct and Ethics

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